EXHIBIT 10.1

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into as of latest signature date below (the “Effective Date”) by and among investor name (the “Investor”) on the one hand and Zivo Bioscience, Inc., a Nevada corporation (the “Company”) on the other.

Whereas, the Company and the Investor are party to a License Co-Development Participation Agreement dated [original agreement date] (the “Participation Agreement”). Terms capitalized but not defined herein have the meaning attributed to them in the Participation Agreement.

Whereas, pursuant to the Participation Agreement, the Investor funded a portion of the Company’s budget towards development of the License in return for a Revenue Share and the Warrants. Subject to the terms of the Participation Agreement, the Investor may be entitled, in the future, to earn certain cash amount from the Revenue Share. The Investor has not received any cash from the Revenue Share as of the date hereof.

Whereas, following negotiations between the Company and the Investor, the parties hereby desire to cancel the Participation Agreement in its entirety pursuant to which the Investor will permanently forfeit the right, title, and interest in and to any Revenue Share, and in return, receive a fixed number of shares of common stock, $0.001 per share par value (the “Common Stock”) of the Company. For the sake of clarity, the parties intend that the Investor continue to hold the Warrants that the Investor may have received under the Participation Agreement on the same terms and conditions as set forth in the Participation Agreement.

Whereas, the Company and the Investor agree that the Investor shall receive [number of shares (written out)] shares in exchange for the cancellation of the Participation Agreement (the “Exchange”).

The Board of Directors (the “Board”) of the Company deems it advisable and in the best interest of the Company to enter into this Agreement.

Whereas, both parties have agreed, subject to the terms, amendments, conditions and understandings expressed in this Agreement, to enter into this Exchange.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate and are hereby incorporated into and made a part of this Agreement.

2. Exchange.

(a) The parties hereby agree that the Company shall issue [number of shares] shares of Common Stock (the “Exchange Shares”) to the Investor in exchange for the cancellation of the Participation Agreement.

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(b) From and after the Effective Date, the Participation Agreement will be of no further force or effect, and the rights and obligations of each of the Parties thereunder shall terminate, except for the Warrants issued under the Participation Agreement, which Warrants shall continue to be held by the Investor and remain in full force and effect until their expiration on the same terms and conditions set forth thereunder.

(c) In consideration of the covenants, agreements, and undertakings of the Parties under this Agreement, each Party, on behalf of itself and its respective present and former parents, subsidiaries, affiliates, officers, directors, shareholders, members, successors, and assigns (collectively, “Releasors”) hereby releases, waives, and forever discharges the other Party and its respective present and former, direct and indirect, parents, subsidiaries, affiliates, employees, officers, directors, shareholders, members, agents, representatives, permitted successors, and permitted assigns (collectively, “Releasees”) of and from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law, admiralty, or equity (collectively, “Claims”), which any of such Releasors ever had, now have, or hereafter can, shall, or may have against any of such Releasees for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time through the date of this Agreement arising out of or relating to the Participation Agreement, except for any Claims relating to rights and obligations preserved by, created by, or otherwise arising out of this Agreement.

(d) Investor acknowledges that it may be subject to tax as a result of receipt of the Exchange Shares. Investor has had the opportunity to consult its own tax and other professional advisers with regard to the advisability of entering into this Agreement.

3. Representations and Warranties of the Company. In order to induce Investor to enter into this Agreement, Company, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a) Company has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. Assuming due execution and delivery of this Agreement by the Investor and the Company, this Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms and conditions, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditor’s rights and remedies.

(b) No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Company hereunder.

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4. Representations and Covenants of the Investor.

The Investor represents and warrants to the Company that:

(a) The Investor has the authority to enter into this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditor’s rights and remedies.

(b) The Investor has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against the Company, directly or indirectly, arising out of, based upon, or in any manner connected with the Participation Agreement, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Parties hereby acknowledge and agree that the execution of this Agreement shall not constitute an acknowledgment of or admission by either party of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

(c) The Investor, by reason of its business and financial experience, has the capacity to protect his, her, or its own interests in connection with the transactions contemplated by this Agreement and has had the opportunity to consult counsel or other advisors with respect thereto. Investor further acknowledges that the Company does not guarantee that the Common Stock will trade at a price equal or greater than the fair market value of the Common Stock at the time of sale of the Exchange Shares and agrees that the terms of this Agreement are the result of negotiations between the parties. The Investor has had the opportunity to review the Company’s filings with the United States Securities and Exchange Commission (“SEC”), including its annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, including the “Risk Factors” section of the filings, on the EDGAR database (available publicly on www.sec.gov), has had the opportunity to ask questions to the Company, and to independently investigate and evaluate the value of the Common Stock and the financial condition and affairs of the Company. Based upon Investor’s independent analysis, Investor has reached his own business decision to enter into this Agreement.

(d) The Investor represents that he, she or it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the U.S. Securities Act of 1933 (the “Securities Act”), and that he, she or it is able to bear the economic risk of an investment in the Company. The Investor has adequate means of providing for such Investor’s current financial needs and foreseeable contingencies and has no need for liquidity of his, her, or its investment in the Common Stock for an indefinite period of time.

(e) The Investor acknowledges that the offer of the Exchange Shares pursuant to this Agreement has not been reviewed or approved by the SEC and is sold pursuant to an exemption from registration available under section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The Investor represents that Exchange Shares are being acquired for his, her or its own account, for investment and not for distribution or resale to others. The Investor agrees that he, she or it will not sell or otherwise transfer the Exchange Shares unless such shares are registered under the Securities Act or unless an exemption from such registration is available and, upon the Company’s request, the Investor receives an opinion of counsel reasonably satisfactory to the Company confirming that an exemption from such registration is available for such sale or transfer.

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(f) The Investor understands that the Exchange Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon his, her or its investment intention. The Company realizes that, in the view of the SEC, a purchase now with the intention to distribute would represent a purchase with an intention inconsistent with his, her or its representation to the Company, and the SEC might regard such a distribution as a deferred sale to which such exemption is not available.

(g) The Investor acknowledges and consents to the placement of one or more legends on any certificate or other document evidencing his, her or its shares of Common Stock issuable, stating that they have not been registered under the Securities Act, substantially in the form as set forth below and setting forth or referring to the restrictions on the transferability and sale thereof:

THESE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(h) The Investor agrees to indemnify and hold harmless the Company and its officers, directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the Investor, or the Investor’s breach of, or failure to comply with, any covenant or agreement made by the Investor herein or in any other document furnished by the Investor to the Company or its respective officers, directors, employees or affiliates or each other person, if any, who controls any of the foregoing in connection with this transaction.

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(i) The Company agrees to indemnify and hold harmless the Investor and its heirs, executors, assigns, officers, directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the Company, or the Company’s breach of, or failure to comply with, any covenant or agreement made by the Company herein.

5. Reserved.

6. Certain Acknowledgments. Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by the Company to the Investor in connection with the Exchange.

7. Participation Agreement. The Participation Agreement will be cancelled by the Company and the Company will in turn issue the Exchange Shares to the Investor pursuant to this Agreement immediately upon the execution of this Agreement. If there is a conflict between the terms of any prior agreement and the terms of this Agreement, this Agreement shall control.

8. Governing Law: The interpretation and construction of this Agreement, and all matters relating hereto, will be governed by the laws of the State of Michigan applicable to contracts made and to be performed entirely within the State of Michigan without giving effect to any conflict of law provisions thereof.

9. No Reliance. Investor acknowledges and agrees that neither Company nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to the Investor or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Agreement and, in making its decision to enter into the transactions contemplated by this Agreement, Investor is not relying on any representation, warranty, covenant or promise of Company or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Agreement.

10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Agreement (or such party’s signature page thereof) will be deemed to be an executed original thereof.

11. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Remainder of page intentionally left blank; Signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the latest signature date below.

INVESTOR: [investor name]

By:
Name:
Title:

Date:

COMPANY: ZIVO BIOSCIENCE, INC.

By:
Name:
Title:	[title] Office

Date:

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